                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                             FORM 8-K / A

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): May 15, 1996





                    NATIONSBANK OF DELAWARE, N.A.
                    -----------------------------
        (Exact name of registrant as specified in its charter)
       (Originator of the NationsBank Credit Card Master Trust)



     United States            33-69572            51-0313900
     -------------            --------            ----------
     (State or other      (Commission File      (I.R.S. employer
     Jurisdiction of          Number)          Identification No.)
     Incorporation

                 Blue Hen Corporate Center, Route 113
                        Dover, Delaware  19901
               (Address of principal executive offices)
               ----------------------------------------

  Registrant's telephone number including area code:  (302) 672-4321
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Item 5.    Other Events
           ------------
           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5. The information contained in Exhibit 99 has been restated to reflect a revised allocation of excess finance charge collections from the allocation included in the Form 8-K for the month of April 1996.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits
           -----------------------------------------------------------------

          (c)  Exhibits

                          99A Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $750,000,000 Class A 4.75% Asset Backed Certificates, Series 1993-1

                          99B Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $47,873,000 Class B 4.875% Asset Backed Certificates, Series 1993-1

                          99C Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $500,000,000 Class A 6.0% Asset Backed Certificates, Series 1993-2

                          99D Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $31,915,000 Class B 6.25% Asset Backed Certificates, Series 1993-2

                          99E Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $1,000,000,000 Class A 6.45% Asset Backed
                               Certificates, Series 1995-1

                          99F Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $51,137,000 Class B 6.625% Asset Backed Certificates, Series 1995-1

                          99G  Monthly Certificateholder's Statement --
                               NationsBank Credit Card Master Trust
                               $85,228,000 Collateral Indebtedness
                               Interest, Series 1995-1
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                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NATIONSBANK OF DELAWARE, N.A.
                    -----------------------------
                            (Registrant)


Dated: October 10, 1996            By: /s/Leslie J. Fitzpatrick
                                       ------------------------
                                   Name:  Leslie J.Fitzpatrick
                                   Title:  Senior Vice President
                                         (Duly Authorized Officer)

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                                                             Sequentially
Exhibit                                                        Numbered
Number                   Exhibit                                 Page
-------                  -------                             ------------
99A          Monthly Certificateholder's Statement --         Exhibit 99
             NationsBank Credit Card Master Trust             A & B
             $750,000,000 Class A 4.75% Asset Backed          5 - 10
             Certificates, Series 1993-1

99B          Monthly Certificateholder's Statement --         Exhibit 99
             NationsBank Credit Card Master Trust             A & B
             $47,873,000 Class B 4.875% Asset Backed          5 - 10
             Certificates, Series 1993-1

99C          Monthly Certificateholder's Statement --         Exhibit 99
             NationsBank Credit Card Master Trust             C & D
             $500,000,000 Class A 6.0% Asset Backed           11 - 16
             Certificates, Series 1993-2

99D          Monthly Certificateholder's Statement --         Exhibit 99
             NationsBank Credit Card Master Trust             C & D
             $31,915,000 Class B 6.25% Asset Backed           11 - 16
             Certificates, Series 1993-2

99E          Monthly Certificateholder's Statement --         Exhibit 99
             NationsBank Credit Card Master Trust             E,F,&G
             $1,000,000,000 Class A 6.45% Asset Backed        17 - 22
             Certificates, Series 1995-1

99F          Monthly Certificateholder's Statement --         Exhibit 99
             NationsBank Credit Card Master Trust             E,F,&G
             $51,137,000 Class B 6.625% Asset Backed          17 - 22
             Certificates, Series 1995-1

99G          Monthly Certificateholder's Statement --         Exhibit 99
             NationsBank Credit Card Master Trust             E,F,&G
             $85,228,000 Collateral Indebtedness              17 - 22
             Interest, Series 1995-1